                                   EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our reports, included (or incorporated by reference) in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement (No. 33-6404), Form S-8 Registration Statement (No. 33-26056), Form S-8 Registration Statement (No. 33-52355), and Form S-3 Registration Statement (No. 33-15360).

                                                  /s/ ARTHUR ANDERSEN LLP

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                                                   ARTHUR ANDERSEN LLP

Atlanta, Georgia
March 24, 1999